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                                                                    EXHIBIT 21.1

                             WASTE MANAGEMENT, INC.
                                  SUBSIDIARIES

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                     NAME                                            JURISDICTION OF INCORPORATION
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
1019726 Alberta Ltd.                                                            Alberta
1329409 Ontario Inc.                                                            Ontario
3368084 Canada Inc.                                                             Canada
635952 Ontario Inc.                                                             Ontario
Acaverde S.A. de C.V.                                                           Mexico
Acaverde Servicios, S.A. de C.V.                                                Mexico
Advanced Environmental Technical Services, L.L.C.                               Delaware
Akron Regional Landfill, Inc.                                                   Delaware
Alabama Waste Disposal Solutions, L.L.C.                                        Alabama
Alliance Sanitary Landfill, Inc.                                                Pennsylvania
American Landfill, Inc.                                                         Ohio
American RRT Fiber Supply, L.P.                                                 Pennsylvania
Anderson Landfill, Inc.                                                         Delaware
Anderson-Cottonwood Disposal Services, Inc.                                     California
Antelope Valley Recycling and Disposal Facility, Inc.                           California
Apollo Waste Industries, L.L.C.                                                 Georgia
Apollo Waste Services of Georgia, L.L.C.                                        Delaware
Arden Landfill, Inc.                                                            Pennsylvania
Atlantic Waste Disposal, Inc.                                                   Delaware
Automated Salvage Transport Co., L.L.C.                                         Delaware
Auxiwaste Services SA                                                           France
Azusa Land Reclamation, Inc.                                                    California
B & L Disposal Co.                                                              Nevada
B&B Landfill, Inc.                                                              Delaware
Back Pressure Turbine, LLP                                                      Maryland
Baltimore Environmental Recovery Group, Inc.                                    Maryland
Barre Landfill Gas Associates, L.P.                                             Delaware
Bayside of Marion, Inc.                                                         Florida
Beecher Development Company                                                     Illinois
Bestan Inc.                                                                     Quebec
Big Dipper Enterprises, Inc.                                                    North Dakota
Bio-Energy Partners                                                             Illinois
Bluegrass Containment, L.L.C.                                                   Delaware
Brazoria County Recycling Center, Inc.                                          Texas
Burnsville Sanitary Landfill, Inc.                                              Minnesota
Buttrey Development Three, LLC                                                  Florida
Buttrey Development Two, LLC                                                    Florida
C.I.D. Landfill, Inc.                                                           New York
CA Newco, L.L.C.                                                                Delaware
Cal Sierra Disposal                                                             California
California Asbestos Monofill, Inc.                                              California
Canadian Waste Services Holdings Inc.                                           Ontario
CAP/CRA, L.L.C.                                                                 Illinois
Capital Sanitation Company                                                      Nevada
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